INVESTOR DAY 2016 February 9, 2016 February 9, 2016 © 2016 Quality Is Our Recipe, LLC Exhibit 99.1

Vice President Investor Relations David D. Poplar 2

Agenda
Time
Topic
Speaker
8:35 a.m.
CEO Overview:
Well Positioned for Profitable Growth
Emil Brolick
9:00
a.m.
2015
Results, 2016 Guidance and Long-Term Outlook
Todd Penegor
9:45 a.m.
Operations: Delight Every Customer.
Bob Wright
10:15 a.m.
Break
10:30 a.m.
Marketing
Kurt Kane
11:00 a.m.
Technology
David Trimm
11:30 a.m.
Lunch
Noon
Driving
Growth: Development
Abigail Pringle
12:30 p.m.
Incoming CEO Summary
Todd Penegor
12:45 p.m.
Q&A
1:45 p.m.
Departure
3

Forward-Looking Statements and Non-GAAP Financial Measures
This presentation, and certain information that management may discuss in connection with this presentation, contains certain statements that are not historical facts, including information concerning possible or assumed future results of our operations. Those statements constitute “forward-looking statements” within the meaning of the Private
Securities Litigation Reform Act of 1995 (The “Reform Act”). For all forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Reform Act.
Many important factors could affect our future results and could cause those results to differ materially from those expressed in or implied by our forward-looking statements. Such factors, all of which are difficult or impossible to predict accurately, and many of which are beyond our control, include but are not limited to those identified under the caption “Forward-Looking Statements” in our news release issued on Feb. 9, 2016 and in the “Special Note
Regarding Forward-Looking Statements and Projections” and “Risk Factors” sections of our most recent Form 10-K /
Form 10-Qs.
In addition, this presentation and certain information management may discuss in connection with this presentation reference non-GAAP financial measures, such as adjusted earnings before interest, taxes, depreciation and amortization, or adjusted EBITDA, adjusted EBITDA margin (adj. EBITDA / total revenues) and adjusted earnings per share. Adjusted EBITDA and adjusted earnings per share exclude certain expenses, net of certain benefits.
Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are provided in the Appendix to this presentation, and are included in our news release issued on Feb. 9, 2016 and posted on www.aboutwendys.com.
4

5
2016 Investor Relations Calendar: First Half (Tentative)
•
Thursday, February 11: New York (BAML)
•
Friday, March 11: JP Morgan Conference (Las Vegas)
•
Monday, March 14: Boston (Morgan Stanley)
•
Tuesday, March 15: New York (Guggenheim)
•
Wednesday, March 16: Los Angeles (Wedbush)
•
Thursday, March 17: San Francisco (Barclays)
•
Friday, March 18: Denver (Wells Fargo)
•
Wednesday, March 23: Telsey Conference (New York)
•
Monday, April 18: Image Activation tour in Dublin (SunTrust)
•
Wednesday, April 27: Nomura Conference (New York)
•
Wednesday, May 11: First-quarter Earnings
•
Wednesday, June 1: RBC Conference (Boston)
•
Tuesday, June 7: Goldman Sachs (New York)

Emil Brolick Chief Executive Officer Well Positioned for Profitable Growth “© 2016 Quality Is Our Recipe, LLC 6

7
My Time Today
The QSR Opportunity Ahead
Remain Very Optimistic
Transformation Journey Update
Brand, Organization & Economic Model
Growth the Imperative
North America SRS & New Restaurant Development
International Growth

8
2020 Bold Goals … on Track to Achieve
Whole Business Securitization $2.275 Billion
Share Repurchases of $1.1 Billion
System Optimization Working
Sold 327 Restaurants, Fz
to Fz
Fosters Growth
2015 … Met or Exceeded Goals
Margins, Adj. EBIDTA, Adj. EPS, IA, New Restaurants
2015 Building a History of Strong Results

The QSR Opportunity Ahead… Remain Very Optimistic 9

Food Business is a Huge Opportunity $1.5 Trillion 2014 10 49.9% At Home 50.1% Foodservice 1 Point Share Shift: +$15 Billion Source: USDA / Economic Research services

Stealing At Home Share is a Growth Opportunity
Share of all Meals 2015
11
At Home
82.5%
17.5%
Foodservice
477 Billion Eating Occasions
Source: The NPD Group/National Eating Trends® and CREST® , Y/E Feb 2015; excludes skipped main meals
1 Point Share Shift: +4.8 Billion Occasions

12
QSR Builds Upon Historical Strengths…
Value & Convenience
2005
2010
2015
10 Year
Change
QSR
75%
77%
79%
+ 4 PTS
Midscale
12%
11%
9%
(3) PTS
Casual
11%
11%
10%
(1) PT
1 PT Equals 611 Million Visits, 4 PTS Equals 2.44 Billion Visits
Source: The NPD Group / CREST
Y/E February
Restaurant Traffic Share

QSR Builds Traffic Share
15 Consecutive Years
13
Quick and Affordable will always be the main drivers for use of QSRs
73.5%
74.2%
75.1%
75.9%
76.5%
77.3%
78.3%
79.0%
'01
'03
'05
'07
'09
'11
'13
'15
Traffic Share of All Restaurant Meals
Source: The NPD Group / CREST
Y/E February
+5.5 Share PTS
+3.4B Visits

Recent QSR Trends Very Encouraging … High
Correlation to Disposable Personal Income
14
0.2%
-0.7%
0.7%
0.4%
0.6%
1.4%
0.6%
1.6%
1.9%
SON'13
DJF'14
MAM'14
JJA'14
SON'14
DJF'15
MAM'15
JJA'15
SON'15
Traffic % Change vs. Year Ago
Source: The NPD Group / CREST
Total Day

Economies of Scale & Competition Favor
Larger Chain Growth
15
Y/E November
Major Chains
QSR traffic distribution by system size
Small
Chains
Independents
+2 SH PTS
-2 SH PTS
Source: NPD Group  / CREST Total Day
13%
13%
2010
2015
16%
14%
71%
73%

Hamburger Category Evolves to Sustain
Leadership… Retail Growing
16
29%
18%
10%
8%
8%
6%
4%
7%
Retail
Pizza
Sub, Deli &
Bakery
Gourmet
Coffee/Tea
Mexican
Chicken
New QSR
Hamburger
QSR Traffic Share
Source: The NPD Group / CREST
Total Day; SON’15

Growth Not Simply Zero Sum Game… 17 Brand Relevance, Economic Model Relevance Are Key Economic Model Relevance Brand Relevance

18
“When the Growing Gets Tough, The Tough
Get Growing…” BCG
7
7
7
6
6
5
5
Revenue CAGR, S&P 1200 Global , 2008-2012 (%)
-40
-30
-20
0
20
30
40
60
-23
33
-4
62
20
-14
33
-8
-5
34
-17
32
30
-21
LOW
MEDIAN
HIGH
Energy
Pharmaceutical & Medical Research
Food & Drug Retail
Retailers
Health Care Services
Software  & IT Services
Food & Beverages
Source: BCG Perspectives / Kermit King, Gerry Hansell, Adam Ikdal

19
“On average, there is five times greater
variability in growth rates within an
industry than there is across
industries. It is not the cards you are
dealt; it is how you play them.”
“When the Growing Gets Tough, The Tough
Get Growing…” BCG
Source: BCG Perspectives / Kermit King, Gerry Hansell, Adam Ikdal

20
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014
Household Income Same as 1996
$53,345
$53,657
$57,724
Median Household Income in USA
Unchanged in 18 Years
Median Household Income (2014 Dollars); Source US Census Bureau

35% 32% 34% Less Than $4 $4 to $6 More than $6 Average Check Distribution EATER CHECK DISTRIBUTION – HAMBURGER CATEGORY Source: Wendy’s & NPD CREST Occasion Study; 2 YE March ’15, ex-MM 21

22
“Value and convenience trump greater
mindshare for natural and organic foods.
Millennial moms actually visit fast food
restaurants more often that those without
kids or Gen X moms with kids.”
Where Do You Eat Outside of Home?
Source:  Goldman Sachs Global Investment Research

Wendy’s a Uniquely Differentiated Experience… 23 Price / Value LTO’s Core Experience

The Recipe to Win PRICE New QSR Quality PRODUCT Playing a Different Game PROMOTION Tactically Brilliant PLACE Brand Transformation PERFORMANCE Keeping Brand Promise PEOPLE 5-Star Talent 24

25 The Wendy’s Brand 2012-2015 2016 & Beyond Transformation • Organization • Brand • Economic Model Growth • NA SRS/SRCC • NA New Build • Global Transformation Journey

26
Wendy’s Brand / Economic Model Transformation
2012
•
Clear Vision
-
“Cut Above”
-
Recipe to Win
-
Growth Pyramid
•
New Ad Campaign
-
Logo, Packaging. .. etc.
•
New Digital Agency
•
IA  Testing  Accelerates
-
FZ Incentives
•
Debt
Refinanced
•
Common “VOC”
•
Common “POS”
•
Breakfast Test Terminated
2013
•
SO I  418 CO
Restaurants Sold
•
First Use of
Relationship Agreement
•
Franchise  IA Activity
Accelerates
•
Aloha POS Software
Purchase
•
2
nd
Debt Refinance
2014
•
SO II 129 Canadian
Restaurants Sold
•
Announced  60% FZ IA
Requirement  by 2020
•
G&A Reductions
•
$275M Dutch Tender
•
Mobile Order, Pay, Loyalty
Beta Test
•
IA Accelerates
•
2020 Bold Goals
-
$2,000,000 AUV
-
20% Margins
-
1.3+ Sales /Inv.
-
1,000 New Restaurants
-
60% Reimaged
2015
•
SO III 540 Restaurants
Announced
•
CO Ownership Target ~5%
•
Customer Care Center
Opens
•
$2.275B WBS
•
Bakery Sold
•
$1.4B Share Repo
Authorized
•
90°
Lab Opens
•
IA Accelerates
•
Franchise Sentiment
Strong
•
Leadership Transition
Plan Announced

27
Franchise Attitude and Optimism Strengthening
1
10
Pre-2011 Convention
Post-2013 Convention
Post-2015 Convention
7.2
7.9
8.6
“On a scale of 1 to 10, please rate your overall attitude and optimism regarding the Wendy’s business”

28
Wendy’s Brand Transformation Journey
Brand Positioned For Future Growth
2011
2015 (E)
Growth
Co. Restaurants
1,417
632
(785)
Revenue*
$2,431M
$1,870M
(23%)
Co.
Restaurant
Margin*
14.0%
17.7%
370 bps
Adj. EBITDA*
$310M
$392M
26%
Adj.
EBITDA Margin*
12.7%
21.0%
830
bps
Adj. EPS*
$0.13
$0.33
154%
IA (Cumulative)
1,313
New Restaurants
314
* Excludes the impact of the Wendy’s bakery operations.
2018 Adj. EPS Growth of >20%; 2018 FCF of $200-$250M
(22% of N.A. System)

29
Wendy’s Brand Transformation Journey
2011-2015
Shareholder
Returns*
–
Focus
on
Income
and
Growth
2011
2015 (E)
Growth
Annual Dividend
$0.08
$0.225
181%
Shares
Outstanding
418M
~272M
(35%)
Dividends Paid
$289M
Share Repurchases
$1,623M
Total
Cash Returned
$1,912M
TSR
160.5%
Shareholder return in top quartile of S&P Midcap 400
* Full-year 2011 through full-year 2015

30 Clear Brand Vision Rooted in a Rich Heritage

Financial Management
Shareholder
Value-Enhancing
Initiatives
Core Organic
Growth
Strategies
North America Same-Restaurant Sales
& Customer Count Growth
Image / Experience Activation
New Restaurant Growth
Restaurant Utilization &
Brand Access
Global Growth
System Optimization
HOW WE GROW
BRAND
RELEVANCE
+
ECONOMIC
RELEVANCE
=
GROWTH
31

$2MM
20%
1.3x+
1,000
AUVs
Restaurant
Margins
Sales to
Investment
Ratio
New
Restaurants
60% +
Total
Reimaged
Restaurants
BRAND
RELEVANCE
ECONOMIC MODEL
RELEVANCE
Achievement requires two growth drivers:
2020 N.A. System Goals Focus on Restaurant Economic Model
32

NEXT…Growth The Imperative North America SRS 33

NEXT…Growth The Imperative North America New Builds 34

NEXT…Growth The Imperative 35 International Growth

36
Company Poised for Long-Term Growth
Exceptional Base of Growth Oriented Franchisees
Unique and Credible Brand Position
Improving Restaurant and Wendy’s Company Economic Model
Dividends Expected to Grow with Income
Strong Leadership Team
Strong Wendy’s Brand With Rich Food Heritage

Todd Penegor President & Chief Financial Officer Business Overview ©2016 Quality Is Our Recipe, LLC 37

Business Update 1) Driving Growth 2) 2015 Preliminary Results 3) System Optimization 4) 2016 Outlook 5) Long-Term Outlook 6) International 38

39 Driving Growth

Continuity of Strategy – Focused on Execution 40 Focused on Being “A Cut Above” in All We Do

The Wendy’s Way Technology as an Enabler 41

Growth Initiatives
Accelerate North America
SRS and Profitable
Customer Count Growth
Expand Brand Access with
North America
New Restaurant Development
Drive International
Growth
Leverage our Unique
Family Culture
42

Accelerate North America SRS and Profitable
Customer Count Growth
43
Brand Relevance
•
Tell Our Unique Brand Story
•
Balanced Marketing: Deliciously Different…Compelling Value,
Core and LTO Messages: Hi/Lo
•
Food Quality Leadership in Traditional QSRs; Own Your Trade
Area
Economic Model Relevance
•
Use Technology to Reach and Engage Consumers, Lower Costs
•
Leverage Image Activation to Drive Sales, Differentiate
Experience
•
Delight Every Customer…Build Loyalty

Expand Brand Access with North America New Restaurant Development • Significantly Improve Restaurant Economic Model • Leverage System Optimization • Ensure Solutions for All Trade Areas 44

Drive International Growth • Execute our “Narrow and Deep” Strategy • Leverage our Status as a Newcomer in Key Markets • Differentiate via QSR Plus+ Positioning 45

Leverage our Unique Family Culture
•
Engage and Motivate Franchisees and Employees
to Connect with Customers and Drive Growth
•
Celebrate our Brand Heritage for Quality and
Opportunity
•
Give Back to our Communities
46

Quality of Earnings Evolution
Expect ~70% of our ~675 owned real estate properties to generate rental income
47
2017 (E)
~5% Co. Ownership
2012 (A)
~23% Co. Ownership
Rent &
Restaurants
Royalties
80%
20%
50%
50%
Company

Quality of Earnings Evolution
$Mils
* Adjusted to Reflect Impact of New Bakery Sale as Discontinued Operations
Five Year Projected Adj. EBITDA Growth ~ 25% while selling about 1,100 Restaurants
$315
$384-392
~($265)
~$120
~$70
~$65
~$60
~$20
~$5
2012
Adj. EBITDA *
Disposed
Restaurant
EBITDA
"Core" Earnings
Growth
Royalties
(S.O.)
Net Rental
Income
(S.O.)
G&A
Savings
(S.O.)
G&A
Savings
(2014 Resource
Realignment)
2017 Buy
and Flip TAFs
2017 Estimated
Adj. EBITDA
48

Growth Drivers to Deliver Long-Term Commitments
2016 & Beyond
SRS Acceleration
(~3% System Growth)
2017 & Beyond
N.A. Net Restaurant Development
(~500 Net New Restaurants by end of 2020)
2019 & Beyond
International Expansion
(Establish Foundation for Accelerated Growth)
49

50 2016 Preliminary Results

2015 Fourth Quarter Preliminary Results
$Mils except for per share amounts
2015E*
2014*
B/(W)
N.A. System SRS
4.8%
1.6%
6.4%
2 YR
N.A. Company SRS
3.7%
1.9%
5.6%  2 YR
Co.
Restaurant Margin
19.2%
16.8%
+240 bps
G&A
$72.4
$59.5
($12.9)
Adjusted EBITDA
**
$107.6
$95.8
+12.3%
Adjusted EPS
**
$0.12
$0.08
+50.0%
* Adjusted to Reflect Impact of New Bakery Sale as Discontinued Operations
**  See Reconciliation of Adjusted EBITDA and Adjusted EPS in the Appendix
51

2015 Full Year Preliminary Results
2015E*
2014*
B/(W)
N.A. System SRS
3.3%
1.6%
4.9%  2 YR
N.A. Company SRS
2.6%
2.3%
4.9%  2 YR
Co. Restaurant Margin
17.7%
15.8%
+190 bps
G&A
$256.6
$260.7
$4.1
Adjusted EBITDA
**
$392.4
$356.5
+10.1%
Adjusted EPS
**
$0.33
$0.29
+13.8%
* Adjusted to Reflect Impact of New Bakery Sale as Discontinued Operations
**  See Reconciliation of Adjusted EBITDA and Adjusted EPS in the Appendix
$Mils except for per share amounts
52

Solid Two-Year SRS Growth 2.6% 2.4% 1.7% 3.7% 2.6% 3.9% 6.3% 3.7% 5.6% 4.9% 3.2% 2.2% 3.1% 4.8% 3.3% 3.9% 5.4% 3.8% 6.4% 4.9% Q1 Q2 Q3 Q4E Annual E N.A. Company N.A. System 1-year 2-year 53

54
$1.49M
$1.53M
$1.59M
$1.64M
2012
2013
2014
2015E
Healthy North America AUV Growth…
$2 Million Achievable
Company
System
+3%*
+4%*
+3%**
(Includes
-50bps
FX Impact)
$1.43M
$1.46M
$1.49M
$1.54M
2012
2013
2014
2015E
+2%*
+2%*
+3%**
(Includes
-90bps
FX Impact)
*  FX rate did not have a material impact on prior year’s Company or System AUV growth.
** Growth rate would have been 4% excluding FX impact.

Strong N.A. Company Restaurant Margin Expansion 13.1% 17.8% 15.5% 16.8% 15.8% 14.7% 18.2% 18.8% 19.2% 17.7% Q1 Q2 Q3 Q4E FY E 2014 2015 55 + 160 bps + 40 bps + 330 bps + 240 bps + 190 bps

Delivering G&A Commitments
$Mils
* Adjusted to Reflect Impact of New Bakery Sale as Discontinued Operations
$292
$261
$257
($16)
($5)
($3)
$6
$22
2013
G&A *
2014
G&A *
Incentive
Compensation
All Other
(Mainly Investment
Initiatives)
53rd
Week
System
Optimization
G&A
Realignment
Initiative
2015
Preliminary
G&A
56

Improved Quality of Earnings
$Mils
* Adjusted to Reflect Impact of New Bakery Sale as Discontinued Operations; see reconciliation of Adj. EBITDA in appendix.
$356.5
$392.4
$26
$24
$7
$7
$2
($30)
2014 Adj.
EBITDA*
Core Growth
Rest. EBITDA &
Royalties (incl. IA)
Net S.O.
Franchise Revenue
(incl. TAFs)
G&A
(excl. 53rd wk)
53rd
Week
Other
Sold Restaurant
EBITDA
(S.O. II & III)
2015 Preliminary
Adj. EBITDA*
57

Reimaging Momentum Builds
10
74
308
794
1,313
2011
2012
2013
2014
2015E
Total System Annual
Reimages & New Builds*
Total System Cumulative
Reimages & New Builds*
10
64
234
486
519
2011
2012
2013
2014
2015E
~22% of NA
system reimaged
at the end of 2015
* Counts include Franchise Reimages open or under construction
58

Delivering Income and Growth -
2015
$1.1B (100M Shares)
Share Repurchases
$72M
Dividends
9%
Q4 Increase -
Dividend
$140M
Image Activation
$40M
New Restaurants
$25M
Technology
$327M
Cash
$2.4B
Debt
5.3x
Net Debt
/ TTM Adj. EBITDA
Returned Cash to Shareholders
Invested For Growth (CapEx)
Capital Structure Aligned to Strategy
59

2015 Summary
SRS
and Customer Count Momentum
Returning Significant Cash
to Shareholders
Strong
Core Growth & Improved Quality of Earnings
Image Activation
Momentum Continues
Restaurant Economic Model
Improving
Delivering
G&A Commitments
60

61 System Optimization

Executing Our System Optimization Strategy
More Predictable and Sustainable Earnings Growth
Delivering On Income and
Growth Commitment
Returning Significant Cash
to Shareholders
Less Capital
Intensive
Aligned Capital Structure
to our Strategy
62

System Optimization Supporting Growth
New Restaurant
Commitments
•
S.O.
I:    100
•
S.O. II:   64 (Build-to-Suit in Canada)
•
S.O. III:  90+
New Franchisees
•
4 New Franchisees
o
About 8% of US
System
o
120 Reimages through 2015; Strong
Pipeline
o
18 New Restaurants to Date; 28 in the 2016
Pipeline
Expanding
Existing
Franchisees
•
Demonstrated Operations Leadership
•
Front-Runners in Reimaging
and  New
Restaurant Development
•
Early Adopters of Technology and New Product
Testing
63

System Optimization III on Track
227 of 540 Planned U.S. Restaurants Sold in 2015
Strong Interest, Numerous Bids from Potential Buyers
Expect Total Proceeds of $400 -
$475 Million
Remaining ~315 Planned U.S. Restaurant Sales Expect to Be
Completed Throughout 2016
64

Demonstrated Operational Leadership
Commitment to Delighting Every Customer
Investing in Technology to Accelerate Growth
Leading Reimaging Initiative
Driving New Restaurant Growth
Ongoing System Optimization
Buy
and Flip
Long-Term Target of Approximately 5% Company Ownership
65

2016 Guidance 66

2016 Guidance 3.4% 4.9% ~6.3% 2014 2015E 2016E 2-year 1-year 15.8% 17.7% 18.5- 19.0% 2014 2015E 2016E N.A. System SRS Growth N.A. Company Restaurant Margins +190bps +80 -130bps 1.6% 3.3% ~3.0% 67

2016 Guidance
29¢
33¢
35-37¢
2014*
2015E
2016E
Adjusted EPS
+14%
+6-12%
$261M
$257M
~$235M
2014*
2015E
2016E
G&A
* Adjusted to Reflect Impact of New Bakery Sale as Discontinued Operations
Adj.
EBITDA
+10.1%
Adj.
EBITDA
(2)%-Flat
Co. Rest
Count
957
632
~315
68

2016 Guidance
($44)
($38)
$50-$75
2014
2015E
2016E
Free Cash Flow*
* Cash From Operations Less CAPEX
$Mils
$298
$252
2014
2015E
2016E
$135-$145
Capital Expenditures
~ $90 Reimaging
and New Builds
~ $30 Technology
Restaurant
Sale Proceeds
$144
$194 E
$278 E
69

2016 Guidance
Includes
Lapping 2015 53
Week
Commodity
Market Basket Deflation of About 2 -
3%
Depreciation
of $130 -
$135M (includes Accel. Dep. of ~$5M)
Interest
Expense of ~$110M
GAAP Tax
Rate of 41% to 43% (35% to 37% Adjusted)
Targeting 430 Reimages
and 110 New Builds for System
70
rd

Long-Term Outlook 71

Long-Term
Guidance
–
Key
Financial
Metrics
2016
2017
2018
N.A. System SRS
~3%
~3%
~3%
Adjusted EBITDA
Growth
(2)%
To Flat
Flattish
~10%
Adjusted
EBITDA
Margin
28-30%
32-34%
>35%
Adjusted EPS Growth
6-12%
High Teens
>20%
Free Cash
Flow
*
$50-75
$150-200
$200-250
CapEx
$135-145
$80-90
$80-90
G&A
~$235
~$230
~$230
* Cash From Operations Less CAPEX
$Mils except for per share amounts
72

Accelerated Adjusted EPS Growth on Track 29¢ 33¢ 35-37¢ High Teens >20% 2014 * 2015E 2016E 2017E 2018E +4% +14% +6-12% * Adjusted to Reflect Impact of New Bakery Sale as Discontinued Operations 73

Accelerated Free Cash Flow on Track ($44) ($38) $50-75 $150-200 $200-250 2014 2015E 2016E 2017E 2018E $Mils 74

Capital Structure to Deliver Income and Growth
Utilize “Excess” Cash to Repurchase Shares
Dividend Growth in Line with Net Income Growth
Balance
Sheet Aligned Behind Strategy
Invest in the Business
Improvement
in ROIC Over Time
5
2
1
3
New Restaurants
Build to Suit
Technology
International
4
Return Cash to Shareholders
Improved Free Cash Flow
75

2020 North America System Goals Are On Track!
$2MM
20%
1.3x
1,000
AUVs
Restaurant
Margins
Sales to
Investment
Ratio
New
Restaurants
60%
Total
Reimaged
Restaurants
ECONOMIC MODEL
RELEVANCE
BRAND
RELEVANCE
Achievement requires two growth drivers:
+
76

International 77

International Positioned for Long-Term Growth Later Entry Into Markets Allows Us to Differentiate via QSR Plus + 78

Bringing QSR Plus+ to Life -- Exterior Chile Puerto Rico Panama Guam Ecuador Brazil 79

Bringing QSR Plus+ to Life -- Interior Mexico Puerto Rico India Chile Georgia Ecuador 80

Bringing QSR Plus+ to Life – Experience Customized Menu Plated Service Table Delivery 81

Reallocated Resources to Support Long-Term
International Growth
Significant EBITDA
Growth Expected 2019 & Beyond
Focused Growth:
Expect ~80% of New Restaurants by 2020 to come from 7 Markets
Created
“Narrow and Deep” Team for New High Potential Markets
Restructured
Field Teams to More Efficiently Focus G&A and Investment
Accelerated Markets:  ~35%*
Minor Markets: ~20%*
Sustaining Markets:  ~45%*
Brazil
India
Middle East
Japan
New High Potential Markets
Argentina/Chile, Mexico, Indonesia
*Percent of International Restaurants
82
Invested Incremental G&A to Establish Foundation for Accelerated Growth

Reasons to Believe
Differentiation will set us apart as a later
entrant
Dedicated team laser focused on high
potential markets
~80% of new restaurants expected to come
from 7 markets
Commitment to build a strong consumer
and  restaurant economic model
Resources
Narrow and Deep
Focused
83

Executive Vice President, Chief Operations Officer Bob Wright © 2016 Quality Is Our Recipe, LLC 84

Most Important Step? Fresh Never Frozen Beef Perfectly Seasoned on the Grill Melted Cheese Made Fresh When You Order Served Hot and Juicy Freshly Prepared Toppings 85

Vision
Delight Every Customer.
Vision
Delight Every Customer.
Continued Progress: Delight Every Customer.
5 Star
People
Customer
Loyalty
Highly Profitable
Restaurants
Mission
Lead the innovation, integration and execution of
superior operating systems that unlock:
Mission
Lead the innovation, integration and execution of
superior operating systems that unlock:
86

Wendy’s Unique Strengths Franchisee Commitment 5 Star People Superior Operating Model 87

Franchisee Commitment Wendy’s Unique Strengths 5 Star People Superior Operating Model 88

Engaged Franchisees Investing in Wendy’s
89
•
DMA Activation
•
Aligned Marketing Efforts
•
Aligned Ops Initiatives
•
Joint Market and Capital
Planning
Investment
In Assets
Investment
In People
Service to
Brand
Franchise
Team Work

Engaged Franchisees Investing in Wendy’s
•
Wendy’s National
Advertising Program
•
Franchise Advisory Council
•
CFO Forum
•
CIO Forum
•
HR Forum
•
Next Generation Sub-
Committee
90
Service to
Brand
Franchisee
Team Work
Investment
In Assets
Investment
In People

Engaged Franchisees Investing in Wendy’s
Service to
Brand
Service to
Brand
Investment
In People
Investment
In People
Investment
In Assets
Investment
In Assets
Franchisee
Team Work
Franchisee
Team Work
•
Onboarding Top Ops
Leadership
•
Cross Functional Talent
Development
•
Funding and Support for
Training & Development at
All Levels
•
Performance Driven
Incentives
91

Engaged Franchisees Investing in Wendy’s
Service to
Brand
Investment
In People
Investment
In Assets
Franchisee
Team Work
2013-2015 Investment
•
System Optimization I, II, III
•
826 Company Restaurants
Purchased
•
885 Franchise-to-Franchise
Restaurants
•
140 New Restaurants
•
$85.4M in Restaurant
Technology
92

Wendy’s Unique Strengths Franchisee Commitment 5 Star People Superior Operating Model 93

US
Columbus
Canada
Oakville
Philadelphia
Chicago
Boston
Columbus
Oakville
Orlando
Denver
New Orleans
Atlanta
Transition to Flatter Organization Complete
Old Structure
•
US and Canada Head
Offices
•
3 Fully Staffed US
Regional Offices
•
12 US and 2 Canada
Divisions
•
Focused on Company
Restaurant Operations
•
Complex Communication
and Deployment
Infrastructure
New Structure
•
Centralized US and
Canada Leadership
•
Consolidated Centers of
Excellence at Restaurant
Support Centers
•
Sr. Field Leaders Closer
to Franchisees
•
Efficient Communication
and Activation
•
Nimble Growth Oriented
Field Teams
94

Field Teams Focused on Franchisee Success Partner with Franchise Leadership to Activate DMA Business Consultant to Drive Traffic, Sales & Profitability Operational Execution & Brand Protection 95

Continued Investment in Training
3.5M+ Online Course
Completions
(10,000+ per day)
1M Completions of New
Product Courses & Videos
175K Food Safety
Re-Certifications
10,000 new ServSafe
Certifications
96

Re-Engineering Wendy’s Training Systems Culture Customer Contemporize PROPRIETARY AND CONFIDENTIAL 97

Customer Focused Restaurant Training Safety Performance Q-S-C Customer Experience 98

Contemporizing the Curriculum 99

New Wendy’s University Building on Training Tools
More Accessible and Timely
More Practice, More Coaching
Applied Learning in Restaurant
Individualized Based on Need
More Affordable
PROPRIETARY AND CONFIDENTIAL
100

101 People Evaluation Scores 88% Average

Wendy’s Unique Strengths 102 Franchisee Commitment 5 Star People Superior Operating Model

Take care of your business and your business will take care of you. 103

20% Margins* by 2020 * North American System Restaurant Margins 104

105

106

+536 A Restaurants -176 C + F Restaurants Source: Wendy’s Internal Data, YTD 2015 107

108

109

Proactive Feedback Past Future 110

Reactive Feedback Past 111

Reactive Feedback Future 112

113

20% Margins* by 2020 * North American System Restaurant Margins 114

Margin Expansion Continues N.A. System SRS Growth N.A. Company Restaurant Margins +190bps +80- 130bps +40bps 115

Labor Cost Pressure Continues Minimum Wage $7.25 - $15.24 & Going Up 116

Wendy’s Labor Model Objectives 117

GRILL ORDER Total Week OTHER SERVICE Wendy’s Labor Utilization SERVICE NON- SERVICE 118

Total Week Wendy’s Labor Utilization 119 SERVICE NON- SERVICE

Total Week Targeted Labor Efficiency Labor Study 120 SERVICE NON- SERVICE

Total Week Targeted Labor Efficiency Labor Study Admin Tasks 121 SERVICE NON- SERVICE

Total Week Targeted Labor Efficiency Labor Study Admin Tasks Opening 122 SERVICE NON- SERVICE

Labor Study Total Week Admin Tasks Opening Automation Targeted Labor Efficiency 123 SERVICE NON- SERVICE

Most Important Step? Fresh Never Frozen Beef Perfectly Seasoned on the Grill Melted Cheese Made Fresh When You Order Served Hot and Juicy Freshly Prepared Toppings 124

Most Important Step…First Bite! 125

Chief Concept & Marketing Officer Kurt Kane © 2016 Quality Is Our Recipe, LLC 126

Sales Customer Counts Profits Passion Our Mission Ahead 127

MESSAGE MEDIA CREATIVE “Creativity is intelligence having fun.” – Albert Einstein 128

129

Brands With Purpose What Millennials Want Food Quality Value 130

Brands With Purpose What Most Consumers Want Food Quality Value 131

Our Way Forward Help Our Customers With Value. Tell Our Brand Story. Win on Food. Period. 132

133

134 Our Natural Position Since 1969

135

What Makes Us Deliciously Different 136

137 137 Freshly Made Salads Produce Delivered Fresh Hand Chopped Fresh, Never Frozen, Beef* Served Hot Off The Grill Custom Prepared For You 137 *Fresh beef available in the contiguous U.S. & Canada

High Quality Food Source: Wendy’s Brand Health Tracking - % Consumers Endorsing Index (WEN = 100) Q4 ’15 (Top 6 HB Category Brands by Share) Other 138

The Strategic Road Ahead 139 PREMIUM VALUE

140

We Love Celebrating Unmatched Core Items 141

142

143

144

THE AMBI-CULTURAL ADVANTAGED (1+1=3)
I know I am different. My Latino self (roots,
traditions, culture, language) + my American self
(dreams, aspirations, drive for betterment) collide
and connect to empower me to do more
and be more.
Connecting With Hispanic Consumers
145

146

147

148

Quality Heritage Enables Great LTOs 149

Hitting Passion Points Pays Off 150

Quality Advantage Carries Over To Fries 151

Meeting Needs Of Evolving Tastes 152

Capturing the Beverage Opportunity Coca-Cola, Sprite and Diet Coke are registered trademarks of The Coca-Cola Company. HONEST is a registered trademark of HONEST Tea, Inc. 153

Changing Perceptions With Salads 154 1 Ensure core line stays best in QSR 2 Support in targeted and continuous way Use seasonal LTOs to keep interest high

Solving For Value 155

Median Household Income in USA Unchanged in 18 Years Median Household Income (2014 Dollars); Source US Census Bureau 156

Customers Reward Those Who They Believe Are Helping Them Out 157

Can’t Be Whispered Can’t Be Whispered Must Hit Key Meal Price Points Must Hit Key Meal Price Points Relevant At Lunch Relevant At Lunch Instantly Recognizable Instantly Recognizable 158

Increase
in
nightly
comments
observed
from
10/12-10/13,
compared
to
10/1-10/11.
As
reported
by
Wendy’s
social
monitoring
partner
ICUC.
Coca-Cola
is
a
registered
trademark
of
The
Coca-Cola
Company
.
159

160

Customers Clearly Responding Sales Customer Counts Profit Margins 161

162 Keeping Things Fresh

BUT…Value Is NOT A Zero Sum Game 163

Balance Across Core, LTO & Price/Value 164 Core Price/Value LTO

Help Our Customers With Value. Tell Our Brand Story. Win on Food. Period. Reaching For New Heights 165

Chief Information Officer David Trimm 166

Explosive Mobile Data Traffic Growth * Source: The Mobile Economy 2015 167

Mobile Is At The Heart Of Future Commerce * Source: The Mobile Economy 2015 13.9% 26.6% 168

•
75% of customers prefer to use self-service and
expect this option to be available (source Gartner)
•
“…nearly every important technology development of the past 20 years also happens to be a line-killer… now you can almost live your entire life without waiting in line” Andy Kessler, WSJ Feb 2014
•
64% of US adults now own a smartphone; 7% have
no other connectivity (source Pew)
•
Skews towards younger adults (15% of 18-29) and lower
incomes (13% of <$30k)
Customers Choose Self Service
Digital, Mobile And Self-Service Are Critical
169

Use Technology To Enable A Deliciously Different Wendy’s
Restaurant Experience
•
Establishes brand relevance and brand differentiation
•
Generates economic model relevance
•
Builds customer loyalty
Our Strategy
170
Success driven by significant shift in customer
behavior over next 2 years

•
Architected to work together.
•
Products of our 90
lab.
•
Common POS foundation makes
this possible.
171
Key Technology Components
Self Order
Kiosks
Wendys.com
Mobile
Apps
Analytics / CRM
Common POS System
Delivering The
Deliciously Different
Experience

•
Currently in all company restaurants
•
… and ~60% of all restaurants
•
By end of Q1 ~75% of restaurants live
•
On track to complete by end 2016
Single Common POS Deployment
The Foundation For Our Restaurant Technology Strategy
172

Wendy’s
Wendys.com
My Wendy’s
Ordering
Rewards
Locator
Menu/Nutrition
Locator
Menu/Nutrition
Mobile Pay
Locator
Menu/Nutrition
Mobile Pay
Rewards
Ordering
Locator
Menu/Nutrition
Mobile Pay
Offers
Ordering
Unified, Next Generation App 2.0
173

App 2.0: Ordering + Pay + Offers + Platform For More Landing Page Communication Social Login Integrated Offers Customization Make a Combo Mobile Payment 174

Nutrition and Allergen Information Transaction History / Quick Order Beacon Enabled All Functionality Available Now App 2.0: Ordering + Pay + Offers + Platform For More 175

Customer Self-Ordering Kiosk (CSO) New Version Ready Now: Currently In Restaurant Pilot Mode 176

Turn On Mobile Ordering By Market Replaces Existing “MyWendy’s” App In App Stores (above for illustrative purposes only) App is live nationally: • Locator • Menu/Nutrition • Mobile Pay • Offers 177

•
Roll-out region by region
•
Robust digital media support to maximize impact
Connecting With Customers On Digital
The Customer Is In Control: Like They Own The Place
178
1
Awareness
2
Mobile
Installs
3
Drive Use

•
Freshly made every time means…
… We make your food when you arrive not when you place the order
… We can cope with any customization you put in the order
•
A Common POS means…
… No “special handling” for mobile orders
•
Beacon technology means…
… Magic when you arrive: inside or out
Digital & Wendy’s: Perfect Partners
Digital Tools Play To Wendy’s Core Strengths
179

•
Common POS platform and digital assets give
great customer insight
•
This allows tailored offers and relevant
communications
•
Transition from generic offers to personalized
rewards
1:1 Relationship Marketing
Driving Loyalty And Share Of Wallet
180

181
•
Never having to “wait in line”
•
You control the order: get exactly what you want:
customization is the norm
•
Made fresh, every time
•
Nutrition and allergy information at your fingertips
•
Relevant, personalized offers
A Deliciously Different Customer Experience
Arriving In 2016

Lunch Menu Kurt Kane © 2016 Quality Is Our Recipe, LLC 182

Today’s Deliciously Different Lunch 183

Abigail Pringle Chief Development Officer Driving Growth: Development 184

DEVELOPMENT GROWTH JOURNEY: 2020 VISION 185 500 NET NEW 1000 NEW RESTAURANTS SYSTEM OPTIMIZATION 60% + REIMAGED

REASONS TO BELIEVE
HIGHER FRANCHISEE
ENGAGEMENT AND
INVESTMENT THAN
EVER BEFORE
INCREASED
BRAND RELEVANCE &
HEALTHIER SYSTEM
COMPELLING
ECONOMICS:
PROFITS AND
RETURNS
COLLABORATIVE
FRANCHISEE
PARTNERSHIP
186

FRANCHISE REIMAGING
CONTINUES TO ACCELERATE ANNUALLY
187
2014
216
2013
99
2012
1
2015
311
Pre-SO Dispositions, Franchise led reimaging only. Projects open or under construction annually
EARLY ADOPTERS
1
ST
YEAR OF
REQUIREMENT

One-Half of Reimages Completed by Smaller Franchisees
50% of Largest
Franchisees
Reimaged >20%
150
Franchisees
10% Reimaged
10
Franchisees
100%  Reimaged
188
FRANCHISEE COMMITMENT
Belief in the Brand & Their Customers

Company Leadership in Reimaging 189 2011 10 2014 211 2013 100 2012 48 2015 139 Annual Company led reimaging, pre-SO dispositions Predominately in Retained Markets Annual Reimaging

OF COMPANY ON NEW IMAGE AT YEAR END 2015 62% Year end 2015 IA % Company, Post SO III 190

FRANCHISE NEW DEVELOPMENT GROWING ANNUALLY
WITH IMAGE ACTIVATION
191
2014
43
2013
10
2015
47
As
of
1/1/14,
IA
became
design
standard.
Includes
only
franchise
new
restaurants
with
IA
design-
Pre
SO
I,II,III.
All
company
restaurants
are
with
IA
design.
23 Company New Restaurants in 2015

OF WENDY’S NORTH AMERICA SYSTEM ON NEW IMAGE 22% Year end 2015 IA % System 192

2015 Franchisees Investing in the Brand 193

Franchisees Investing in the Brand 2016 194

SIGNIFICANT FRANCHISE INVESTMENT
IN GROWTH THROUGH ACQUISITION
Refranchising
of Company
Restaurants
•
SO I
2013-2014
•
SO II
2014-2015
•
SO III
2015-2016
Facilitating
Transformation of
Franchise Restaurant
Ownership
•
Franchise to Franchise Transfers
•
Buy and Flip Strategy
•
New Franchisees
195

No Third-Party Brokers & Reduced Transaction Costs
Fair and Transparent Process
Market Positioned for Growth
Strengthening
Our Franchise System
Through Buy & Flip Strategy
New Restaurant & Reimaging Commitments
New 20 Year Franchise Agreements with $40K TAF
196

197
REASONS TO BELIEVE
INCREASED
BRAND RELEVANCE &
HEALTHIER SYSTEM
COMPELLING
ECONOMICS:
PROFITS AND
RETURNS
COLLABORATIVE
FRANCHISEE
PARTNERSHIP
HIGHER FRANCHISEE
ENGAGEMENT AND
INVESTMENT THAN
EVER BEFORE

Customer & Economics Fueling Design Evolution
2014
Standard + Upgrades
2013
Tiers
2012
Value Engineered
2011
Concept
Investment
Closure Time
Profitability
Flexibility
2015
Standard + Upgrades
Refresh
Benefits of Design Evolution
198

199 ~$250K Investment ~$300K Investment *US $ Does not include deferred maintenance Refresh Design Evolution 2016: Improving Customer Experience and Returns

Refresh Design Evolution 2016: Improving Customer Experience and Returns 200

Reimaging Program Positioned for Acceleration
Standard
Refresh
$300K to $500K Investment *
Plus Optional Upgrades to Tailor to the Trade Area
* Does not include deferred maintenance, varies by site
201

DELIVERING WHAT MATTERS MOST TO THE CONSUMER AND IMPROVING THE PAYBACK INVESTMENT RETURN 202

Reimaging Evolution Delivers on Economics
Standard
*Flow Through: Profit Before Occupancy. Sales Lift vs controls
Low to Minimal Closure Time
40-50%
Profit Flow Through*
Mid-Single to Low Double Digit
Sales Lift
Refresh
203

REBUILDS 25-35% Sales Lifts 40-50% Profit Flow Through* *Flow Through: Profit Before Occupancy CUSTOMERS RESPOND TO INVESTMENT IN COMMUNITY 204

Image Activation Solutions Aim For The SWEET SPOT ECONOMICS OPERATIONS CONSUMERS 205

REFRESH 2015 REQUIREMENT 2016 REQUIREMENT Increased Investment Elevated Experience Higher Sales Lifts Than Expected 206

Compelling Reimaging Economics
Mid-Single to Low Double Digit Sales Lift
~Minimal to Low Closure Time
~70 -
80% of Sales Retained During Closure Time
Lower Base Investment of $300 -
$500K
Optional Upgrades to Tailor to Trade Area
*Flow Through:
Profit Before Occupancy
Profit Flow Through 40 -
50%*
207

NEW RESTAURANT IMPERATIVE * *Does not include cost of real estate 208

IA NEW RESTAURANT AUVs ~$1.9M ~$300K higher than pre-IA design ~$300K higher than pre-IA design 209

MULTIPLE GROWTH PLATFORMS TRADITIONAL 70% NON- TRADITIONAL 20% INLINE & END CAP 10% 210

NEW SMART DESIGNS
IMPROVE INVESTMENT & RETURNS
•
US & CANADA
•
MULTIPLE FORMATS/SIZES
•
SMALLER FOOTPRINT
•
ENERGY EFFICIENCY
•
INNOVATIVE DESIGN
•
INTEGRATED TECHNOLOGY
$300-500K Investment Reduction
211

THINKING NEW OLD THINKING 212

Growth Target: Multiple Urbanicities URBAN RURAL SUBURBAN 213

HIGHER FRANCHISEE
ENGAGEMENT AND
INVESTMENT THAN
EVER BEFORE
INCREASED
BRAND RELEVANCE &
HEALTHIER SYSTEM
COMPELLING
ECONOMICS:
PROFITS AND
RETURNS
COLLABORATIVE
FRANCHISEE
PARTNERSHIP
REASONS TO BELIEVE
214

Franchise Growth
INVESTING IN
Reimaging and New
Restaurant Incentives
Flexible and Compelling
Design Solutions
Market & Joint
Capital Planning
New Real Estate
Procurement Program
Turnkey Program &
Construction Coaching
Partner On Buying &
Selling Restaurants
COLABORATING
AND
215

REASONS TO BELIEVE
HIGHER FRANCHISEE
ENGAGEMENT AND
INVESTMENT THAN
EVER BEFORE
INCREASED
BRAND RELEVANCE &
HEALTHIER SYSTEM
COMPELLING
ECONOMICS:
PROFITS AND
RETURNS
COLLABORATIVE
FRANCHISEE
PARTNERSHIP
216

NET POSITIVE IN 2016 AND
ACCELERATING TO ADD 500 NET NEW BY 2020
NORTH AMERICA GROWTH VIA MULTIPLE PLATFORMS
72
70
150
150
225
255
2015A
2016E
2017E
2018E
2019E
2020E
New North America System Restaurants
-37
+5-10
+75
+115
+150
+180
217

SYSTEM IMAGE ACTIVATION TO REACH 60%+ NEW RESTAURANTS & REIMAGING 218 2014A 2015A 2016E 2017E 2018E 2019E 2020E 60%+ SYSTEM ON NEW IMAGE 218

HEALTHIER SYSTEM:
FRANCHISE OWNERSHIP TRANSFORMING
219
200-350 Restaurants
Changing Hands Annually
FRANCHISE TO FRANCHISE
TRANSFERS
FRANCHISE ACQUISITIONS
(REFRANCHISING)
Nearly 1200 Restaurants
Refranchised Over 4 Years*
FRANCHISE PROFILE
EVOLVING
~5% Retiring Annually
Succession Planning in Process
Avg. US Franchise 16 units in 2015
vs. 12 in 2012
FRANCHISE ACQUISITIONS
(BUY AND FLIP)
~200 Restaurants in 2016
With TAF of $40K
*SO I, II, III (2013-2016)
219

REASONS TO BELIEVE
HIGHER FRANCHISEE
ENGAGEMENT AND
INVESTMENT THAN
EVER BEFORE
INCREASED
BRAND RELEVANCE &
HEALTHIER SYSTEM
COMPELLING
ECONOMICS:
PROFITS AND
RETURNS
COLLABORATIVE
FRANCHISEE
PARTNERSHIP
220

Summary 221

The Wendy’s Company –
A Long-Term Growth Story
Adjusted EPS and Free Cash Flow Acceleration
Will Continue
to Ensure G&A and Capital Expenditures Drive ROI
Predictable and Sustainable High Quality of Earnings
Stronger Restaurant Economic Model to Ignite New Restaurant Development
Capital Structure in Place to Return Significant Cash to Shareholders
Ongoing System Optimization Focused on Growth
Deliciously
Different
in
All
We
Do…
Food,
People
&
Place
222

Technology as an Enabler A Franchise System Committed to Growth The Wendy’s Way 223

224

Questions and Answers E-mail questions to: david.poplar@wendys.com 225

Reconciliations 226

227
2015
2014
1
2015
2014
1
Revenues:
Sales
337,170
$
389,289
$
1,438,802
$
1,608,455
$
Franchise revenues
127,195
98,014
431,495
390,047
464,365
487,303
1,870,297
1,998,502
Costs and expenses:
Cost of sales
272,316
323,935
1,184,073
1,355,086
General and administrative
72,401
59,515
256,553
260,732
Depreciation and amortization
33,751
40,431
145,051
153,882
System optimization gains, net
(59,258)
(17,483)
(74,009)
(91,510)
Reorganization and realignment costs
5,264
14,527
21,910
31,903
Impairment of long-lived assets
11,533
8,389
25,001
19,613
Other operating expense, net
12,046
8,088
37,248
26,208
348,053
437,402
1,595,827
1,755,914
Operating profit
116,312
49,901
274,470
242,588
Interest expense
(28,185)
(12,821)
(86,067)
(51,994)
Loss on early extinguishment of debt
-
-
(7,295)
-
Investment income, net
52,035
23
52,214
1,199
Other income, net
260
175
806
747
Income from continuing operations before income taxes
140,422
37,278
234,128
192,540
Provision for income taxes
(51,741)
(14,323)
(94,149)
(76,116)
Income from continuing operations
88,681
22,955
139,979
116,424
Discontinued operations:
Income from discontinued operations, net of income taxes
1,323
339
10,494
5,010
(Loss) gain on disposal of discontinued operations, net of income taxes
(4,148)
-
10,669
-
Net (loss) income from discontinued operations
(2,825)
339
21,163
5,010
Net income
85,856
$
23,294
$
161,142
$
121,434
$
Basic income (loss) per share:
Continuing operations
0.32
$
0.06
$
0.43
$
0.31
$
Discontinued operations
(0.01)
-
0.07
0.01
Net income
0.31
$
0.06
$
0.50
$
0.33
$
Diluted income (loss) per share:
Continuing operations
0.32
$
0.06
$
0.43
$
0.31
$
Discontinued operations
(0.01)
-
0.06
0.01
Net income
0.31
$
0.06
$
0.49
$
0.32
$
Number of shares used to calculate basic income (loss) per share
273,292
365,497
323,018
370,160
Number of shares used to calculate diluted income (loss) per share
278,024
371,050
328,725
376,182
1
2014 consolidated statements of operations reflect reclassifications to conform to the current year presentation.
January 3,
2016
December 28,
2014
2
Balance Sheet Data:
Cash and cash equivalents
327,216
$
267,112
$
Total assets
4,108,720
4,137,599
Long-term debt, including current portion
2,426,113
1,438,174
Total stockholders' equity
752,914
1,717,576
2
December 28, 2014 balance sheet data reflects our bakery's assets and liabilities as discontinued operations.
Twelve Months
The Wendy's Company and Subsidiaries
Consolidated Statements of Operations
Three and Twelve Month Periods Ended January 3, 2016 and December 28, 2014
(In Thousands Except Per Share Amounts)
Three Months
(Unaudited)

228
2015
2014
1
2015
2014
1
Adjusted EBITDA from continuing operations
107,602
$
95,765
$
392,423
$
356,476
$
(Less) plus:
Depreciation and amortization
(33,751)
(40,431)
(145,051)
(153,882)
System optimization gains, net
59,258
17,483
74,009
91,510
Reorganization and realignment costs
(5,264)
(14,527)
(21,910)
(31,903)
Impairment of long-lived assets
(11,533)
(8,389)
(25,001)
(19,613)
Operating profit
116,312
49,901
274,470
242,588
Interest expense
(28,185)
(12,821)
(86,067)
(51,994)
Loss on early extinguishment of debt
-
-
(7,295)
-
Investment income, net
52,035
23
52,214
1,199
Other income, net
260
175
806
747
Income from continuing operations before income taxes
140,422
37,278
234,128
192,540
Provision for income taxes
(51,741)
(14,323)
(94,149)
(76,116)
Income from continuing operations
88,681
22,955
139,979
116,424
Discontinued operations:
Income from discontinued operations, net of income taxes
1,323
339
10,494
5,010
(Loss) gain on disposal of discontinued operations, net of income taxes
(4,148)
-
10,669
-
Net (loss) income from discontinued operations
(2,825)
339
21,163
5,010
Net income
85,856
$
23,294
$
161,142
$
121,434
$
Adjusted EBITDA margin
23.2%
19.7%
21.0%
17.8%
Previously reported Adjusted EBITDA
1
107,055
$
392,746
$
Updated to exclude net gain on disposal of assets
(8,346)
(21,948)
Updated to exclude Adjusted EBITDA from our bakery's discontinued operations
(2,944)
(14,322)
Adjusted EBITDA from continuing operations
95,765
$
356,476
$
1
2014 Adjusted EBITDA updated to conform to the current year presentation.
Twelve Months
Reconciliation of Adjusted EBITDA from Continuing Operations to Net Income
(In Thousands)
(Unaudited)
Three Months

229
Per share
Per share
Adjusted income and adjusted earnings per share from continuing operations
33,108
$
0.12
$
31,465
$
0.08
$
Plus (less):
Dividend from Arby's
38,591
0.14
-
-
System optimization gains, net
30,594
0.11
5,535
0.02
Impairment of long-lived assets
(7,127)
(0.03)
(4,524)
(0.01)
Reorganization and realignment costs
(3,271)
(0.01)
(7,575)
(0.02)
Other than temporary loss on investment
(1,940)
(0.01)
-
-
Depreciation of assets that will be replaced as part of the Image Activation initiative
(1,261)
(0.00)
(1,946)
(0.01)
Loss on early extinguishment of debt
(13)
(0.00)
-
-
Total adjustments
55,573
0.20
(8,510)
(0.02)
Income from continuing operations
88,681
0.32
22,955
0.06
Net (loss) income from discontinued operations
(2,825)
(0.01)
339
0.00
Net income
85,856
$
0.31
$
23,294
$
0.06
$
Previously reported adjusted income and adjusted earnings per share
36,952
$
0.10
$
Updated to exclude net gain on disposal of assets
(5,151)
(0.02)
Updated to exclude adjusted income from our bakery's discontinued operations
(336)
(0.00)
Adjusted income and adjusted earnings per share from continuing operations
31,465
$
0.08
$
Per share
Per share
Adjusted income and adjusted earnings per share from continuing operations
109,821
$
0.33
$
108,526
$
0.29
$
Plus (less):
Dividend from Arby's
38,591
0.12
-
-
System optimization gains, net
32,187
0.10
48,245
0.13
Impairment of long-lived assets
(15,396)
(0.05)
(11,083)
(0.03)
Reorganization and realignment costs
(13,492)
(0.04)
(17,445)
(0.05)
Depreciation of assets that will be replaced as part of the Image Activation initiative
(5,300)
(0.02)
(11,940)
(0.03)
Loss on early extinguishment of debt
(4,492)
(0.01)
-
-
Other than temporary loss on investment
(1,940)
(0.00)
-
-
Gain on sale of investment, net
-
-
121
0.00
Total adjustments
30,158
0.10
7,898
0.02
Income from continuing operations
139,979
0.43
116,424
0.31
Net income from discontinued operations
21,163
0.06
5,010
0.01
Net income
161,142
$
0.49
$
121,434
$
0.32
$
Previously reported adjusted income and adjusted earnings per share
127,035
$
0.34
$
Updated to exclude net gain on disposal of assets
(13,542)
(0.04)
Updated to exclude adjusted income from our bakery's discontinued operations
(4,967)
(0.01)
Adjusted income and adjusted earnings per share from continuing operations
108,526
$
0.29
$
1
2014 Adjusted income and adjusted earnings per share updated to conform to the current year presentation.
Reconciliation of Adjusted Income and Adjusted Earnings Per Share from
Continuing Operations to Net Income and Diluted Earnings Per Share
(In Thousands Except Per Share Amounts)
(Unaudited)
2015
2014
1
Twelve Months
Three Months
2015
2014
1
1
1

230